Exhibit 23(j)(iii) under Form N-1A
                                            Exhibit 23 under Item 601/Reg. S-K


                       Consent of Independent Auditors


   We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information, which is included in Post-Effective Amendment Number 45 to the Registration Statement (Form N-1A, No. 333-11905) of The Huntington Funds.

                                                         /s/ Ernst & Young

   Columbus, Ohio
   April 29, 2004